Allstate Life Insurance Company

Allstate Financial Advisors Separate Account I

Supplement, dated November 2, 2006,

to

The AIM Lifetime Plus Prospectus

The AIM Lifetime Plus II Prospectus

The AIM Lifetime Enhanced Choice Prospectus

The Provider Ultra Prospectus

The Provider Extra Prospectus

The Provider Advantage Prospectus

This supplement amends certain disclosures contained in the above-referenced prospectus for certain variable annuity contracts issued by Allstate Life Insurance Company.

AIM V.I. Demographic Trends Fund – Series I reorganization

Allstate Life Insurance Company has received notice that the shareholders of the AIM V.I. Demographic Trends Fund – Series I approved the reorganization of the AIM V.I. Demographic Trends Fund – Series I Portfolio into the AIM V.I. Capital Appreciation Fund – Series I Portfolio.

On or around November 3, 2006 (“Conversion Date”), the AIM V.I. Demographic Trends Fund – Series I Portfolio will be merged into the AIM V.I. Capital Appreciation Fund – Series I Portfolio. To reflect the change in the underlying Portfolio, we will transfer any Contract Value you have in the AIM V.I. Demographic Trends Fund – Series I Variable Sub-account into the AIM V.I. Capital Appreciation Fund – Series I Variable Sub-account. Contract owners will receive a confirmation of the transaction reflecting this change.

AIM Advisors, Inc. is the investment adviser for the AIM V.I. Capital Appreciation Fund – Series I Portfolio. The investment objective for this Portfolio is growth of capital.

If you currently have allocations made to the AIM V.I. Demographic Trends Fund – Series I Variable Sub-account through automatic additions, automatic portfolio rebalancing or dollar cost averaging programs, any future allocations will be made to the AIM V.I. Capital Appreciation Fund – Series I Variable Sub-account as of the Conversion Date.

If you would like information on how to transfer to another investment alternative, or how to make a change to your current allocations, please contact your financial representative or call our Customer Service Center at 1-800-776-6978.

For future reference, please keep this supplement together with your prospectus.